UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 12, 2007, pursuant to the authorizations of the Board of Directors (the “Board”) of Sypris Solutions, Inc. (the “Company”) and of the Compensation Committee (the “Committee”) of the Board, the Company awarded restricted stock and incentive cash grants to certain key employees, including the Company’s executive officers.

These restricted stock awards were issued pursuant to the terms of the Company’s 2007 Special Incentive Executive Award Program (the “Program”), as adopted and ratified by the Committee and the Board under the 2004 Sypris Equity Plan. The form of the restricted stock award agreement and the terms of awards for the restricted stock under the Program are attached hereto as Exhibit 10.1, and are incorporated by reference herein. The Program authorizes the issuance of restricted stock awards to the Company’s executive officers, which vest 100% on the fourth anniversary of the grant date. An aggregate amount of up to 261,000 shares of the Company’s common stock was authorized under the program, with maximum individual grants of up to 32,500 shares per individual. The 2004 Sypris Equity Plan was previously adopted and filed as an exhibit to the Company’s registration statement on Form S-8 filed April 29, 2004.

The incentive cash grants were authorized up to an aggregate amount of $575,000, with maximum individual grants of up to $100,000, and are subject to forfeiture on a pro-rata basis during the year following the grant, if the executive officer resigns or is terminated for cause. The form of the refund agreement related to the incentive cash grants is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number     Description of Exhibit

10.1	Form of four-year restricted stock award agreement for grants to executive officers and terms of awards under the 2007 Special Incentive Executive Award Program.
10.2	Form of Refund Agreement to Award Cash Incentive Grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2007		Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number                      Description

          10.1            Form of restricted stock award agreement and terms of awards under the 2007
                    Special Incentive Executive Award Program.

          10.2             Form of Refund Agreement to Award Cash Incentive Grants.